===============================================================================
             As filed with the Securities and Exchange Commission on

                                 June 21, 2002

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN DIVERSIFIED GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               APPROXIMATE DATE OF DISTRIBUTION OF THE DEFINITIVE
         PROXY MATERIAL TO THE REGISTRANT'S STOCKHOLDERS: JUNE 21, 2002

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common Stock, par value $.001 per share ("ADGI Common")
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         498,026,445 shares of ADGI Common, as of June 14, 2002
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction: N/A
     -------------------------------------------------------------------------
     (5) Total fee paid: N/A
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
===============================================================================

                       American Diversified Group, Inc.
                             3768 Sarazen Court NE
                               Conover, NC 28613

June 21, 2002

Dear Fellow Stockholder:

   The undersigned cordially invites you to a special meeting (the "Meeting") of holders ("Stockholders") of the common stock, par value $.001 per share ("ADGI Common"), of American Diversified Group, Inc. ("ADGI"). The Meeting will be held at 3768 Sarazen Court NE, Conover, NC on July 24, 2002, beginning at 10:00 a.m. local time. The purpose of the Meeting is to consider and approve the following three items (the "Meeting Agenda Items"):

      1. The Plan (described below) for the exchange ("Exchange") of shares of ADGI Common for shares of a newly-formed Delaware subsidiary of ADGI called GlobeTel Communications Corp. ("GlobeTel").

      2. The authorization for issuance by GlobeTel of up to 1,500,000,000 shares of Common Stock, par value $0.00001 per share (the "GlobeTel Common Stock Authorization").

      3. The authorization for issuance by GlobeTel of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "GlobeTel Preferred Stock Authorization").

   The terms of the Exchange are contained in an Agreement and Plan of Exchange (the "Plan"), a copy of which is attached to the Proxy Statement that accompanies this letter. Approval of the Meeting Agenda Items, followed by the Exchange, will result in the reincorporation of ADGI as a Delaware corporation (the "Reincorporation"). Approval of each of the Meeting Agenda Items will require the affirmative votes of a majority of the shares of ADGI Common outstanding as of the record date for the Meeting. If each of the Meeting Agenda Items is approved (and the Plan is not later terminated as described in the attached Proxy Statement), shares of ADGI Common will automatically, without further action by stockholders, become exchangeable for the same number of newly-issued shares of Common Stock of GlobeTel, par value $.00001 per share ("GlobeTel Common").

ADGI will not proceed with the Plan unless all three Meeting Agenda Items are approved at the Meeting by the required vote.

   Section 92A.190 of the Nevada Revised Statutes applies to the Plan. That Section allows Stockholders who object to the Plan and do not wish to participate in the Exchange to have their shares of ADGI Common appraised, and to choose to be paid the appraised value of their ADGI Common in cash ("Appraisal Rights"). However, ADGI has reserved the right to terminate the Plan if holders of more than 1,000,000 shares of the outstanding ADGI Common exercise their Appraisal Rights.

   If all the Meeting Agenda Items are approved at the Meeting and the Plan is not terminated, each holder of a certificate of ADGI Common will be entitled, at any time after the Plan is adopted, to surrender the certificate to GlobeTel and receive from GlobeTel in the Exchange a certificate for an equal number of shares of GlobeTel Common. Stockholders will be notified of the address to which ADGI Common stock certificates should be delivered for the Exchange. ADGI COMMON STOCK CERTIFICATES SHOULD NOT BE RETURNED WITH YOUR PROXY.

   ADGI Common is registered under the Securities Exchange Act of 1934, and is quoted on the Over-the-Counter Bulletin Board system maintained by the National Association of Securities Dealers, Inc. ADGI anticipates that upon approval of the Plan and completion of the Exchange and the Reincorporation, shares of GlobeTel Common will be registered and quoted in the same manner.

   If completed, the Exchange will result in ADGI becoming a wholly-owned subsidiary of GlobeTel. GlobeTel would then merge ADGI into itself and terminate the separate corporate existence of ADGI. All former stockholders of ADGI (other than any who elect to dissent from the Exchange and be paid in cash for their ADGI shares) will be stockholders of GlobeTel, completing the Reincorporation. Stockholder approval would not be required or sought in connection with the merger of ADGI into GlobeTel.

   The Board of Directors of ADGI (the "Board") believes the Plan is in the best interests of the Stockholders and unanimously recommends that Stockholders vote FOR the Plan, FOR the GlobeTel Common Stock Authorization and FOR the GlobeTel Preferred Stock Authorization. As more fully described in the accompanying Proxy Statement, approval of the Plan, followed by the Exchange and the Reincorporation, will offer several advantages. First, after the Reincorporation, Stockholders will hold shares in a Delaware, rather than a Nevada, corporation. The Board believes that Stockholders and corporation alike will benefit from this change, as the business community tends to regard Delaware corporations as having more stability. Second, GlobeTel will have a greater number of authorized shares of common stock than ADGI, and will also be authorized to issue preferred stock, both of which will allow additional flexibility in making future acquisitions (although the Company does not currently have any plan to do so). Third, the Plan will result in current ADGI stockholders becoming stockholders in GlobeTel, a Delaware company that, unlike ADGI, does not require a 100% vote of stockholders to amend its certificate of incorporation, a requirement that ADGI has failed to meet with respect to every attempted amendment of its charter. Finally, the Board believes that the name "GlobeTel" is better aligned with and better suited for the business conducted by ADGI than "American Diversified Group."

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED.

BECAUSE APPROVAL OF EACH OF THE MEETING AGENDA ITEMS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF ADGI COMMON, ANY SHARES NOT VOTED, OR ABSTAINING FROM VOTING, ON ONE OR MORE OF THE MEETING AGENDA ITEMS WOULD EFFECTIVELY BE VOTED AGAINST THOSE ITEMS.

FOR THAT REASON, PLEASE RETURN YOUR SIGNED AND DATED PROXY PROMPTLY; USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY VOTING IN PERSON.

   If you have any questions regarding any of the Meeting Agenda Items, please call Jerrold R. Hinton, President of ADGI, at (828) 459-0916, or our proxy solicitors, Georgeson Shareholder, at (866) 283-1867.

Sincerely,

/s/ Jerrold R. Hinton
Jerrold R. Hinton
President

                       AMERICAN DIVERSIFIED GROUP, INC.
            3768 SARAZEN COURT NE, CONOVER, NC 28613 (828) 459-0916

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD: JULY 24, 2002

To the Stockholders:

   NOTICE is hereby given that a special meeting (the "Meeting") of holders ("Stockholders") of the common stock, par value $.001 per share ("ADGI Common"), of American Diversified Group, Inc. ("ADGI") will be held at 3768 Sarazen Court NE, Conover, NC on July 24, 2002, beginning at 10:00 a.m. local time, for the following purposes:

      1. To consider and approve a plan for the exchange of all outstanding shares of ADGI Common for an equal number of shares of common stock, par value $.00001 per share ("GlobeTel Common"), of GlobeTel Communications Corp. ("GlobeTel"), a newly-formed wholly-owned Delaware subsidiary of ADGI. This exchange transaction is referred to as the "Exchange" in the Agreement and Plan of Exchange (the "Plan") between ADGI and GlobeTel that is attached to the Proxy Statement that accompanies this Notice;

      2. To consider and approve the authorization for issuance by GlobeTel of up to 1,500,000,000 shares of Common Stock, par value $0.00001 per share (the "GlobeTel Common Stock Authorization");

      3. To consider and approve the authorization for issuance by GlobeTel of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "GlobeTel Preferred Stock Authorization"); and

      4. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof;

all as more fully described in the accompanying Proxy Statement.

   At the Meeting you will be asked to consider and vote to approve the Plan as adopted by the Board of Directors of ADGI (the "Board") on May 31, 2002, the GlobeTel Common Stock Authorization and the GlobeTel Preferred Stock Authorization. The Company will not proceed to implement the Plan unless all three of these items (the "Meeting Agenda Items") are approved at the Meeting.

   Approval of each of the Meeting Agenda Items requires the affirmative votes of a majority of the shares of ADGI Common outstanding as of the record date for the Meeting. If each of the Meeting Agenda Items is approved (and the Plan is not later terminated as described in the attached Proxy Statement), shares of ADGI Common will automatically, without further action by stockholders, become exchangeable for newly-issued shares of GlobeTel Common.

   Section 92A.190 of the Nevada Revised Statutes applies to the Plan. That Section allows Stockholders who object to the Plan and do not wish to participate in the Exchange to have their shares of ADGI Common appraised, and to choose to be paid the appraised value of their ADGI Common in cash ("Appraisal Rights"). However, ADGI has reserved the right to terminate the Plan if holders of more than 1,000,000 shares of the outstanding ADGI Common exercise their Appraisal Rights. As required by Nevada law, attached to this Notice is a copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, dealing with Appraisal Rights.

   ADGI Common is registered under the Securities Exchange Act of 1934, and is quoted on the Over-the-Counter Bulletin Board system maintained by the National Association of Securities Dealers, Inc. ADGI anticipates that upon approval of the Plan and completion of the Exchange and the reincorporation of ADGI as a Delaware corporation (the "Reincorporation"), shares of GlobeTel Common will be registered and quoted in the same manner.

   If completed, the Exchange will result in ADGI becoming a wholly-owned subsidiary of GlobeTel. GlobeTel would then merge ADGI into itself and terminate the separate corporate existence of ADGI. All former stockholders of ADGI (other than any who elect to dissent from the Exchange and be paid in cash for their ADGI shares) will be stockholders of GlobeTel, completing the Reincorporation. Stockholder approval would not be required or sought in connection with the merger of ADGI into GlobeTel.

   Stockholders of record at the close of business on June 14, 2002, the record date fixed by the Board, are entitled to notice of and to vote at the Meeting. No business other than the proposals described in this Notice is expected to be considered at the Meeting or any adjournment. The Board urges all stockholders of record to exercise their right to vote at the Meeting personally or by proxy FOR the Plan, FOR the GlobeTel Common Stock Authorization and FOR the GlobeTel Preferred Stock Authorization and the other matters listed in this notice. Accordingly, we are sending you the following Proxy Statement and the enclosed proxy card.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED.

BECAUSE APPROVAL OF EACH OF THE MEETING AGENDA ITEMS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF ADGI COMMON, ANY SHARES NOT VOTED, OR ABSTAINING FROM VOTING, ON ONE OR MORE OF THE MEETING AGENDA ITEMS WOULD EFFECTIVELY BE VOTED AGAINST THOSE ITEMS.

FOR THAT REASON, PLEASE SPECIFY YOUR VOTE ON THE ACCOMPANYING PROXY CARD AND SIGN, DATE AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. IF YOU LATER DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME BY VOTING IN PERSON.

Your prompt response will be appreciated.

                                          By Order of the Board

                                          Thomas Craft, Jr., Secretary

Conover, North Carolina

                       AMERICAN DIVERSIFIED GROUP, INC.
                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                      OF AMERICAN DIVERSIFIED GROUP, INC.
                          TO BE HELD ON JULY 24, 2002

   This Proxy Statement is being furnished to stockholders ("Stockholders") of American Diversified Group, Inc., a Nevada corporation ("ADGI"), in connection with the solicitation of proxies by ADGI's Board of Directors (the "Board") for use at a Special Meeting of Stockholders (as defined herein the "Meeting"), at the time and place, and for the purposes, specified in the accompanying Notice of Meeting.

   The purpose of the Meeting is to consider and approve the following (the "Meeting Agenda Items"):

      1. The Plan, referred to below, for the exchange of all outstanding shares of Common Stock, par value $.001 per share, of ADGI for an equal number of shares of common stock, par value $.00001 per share ("GlobeTel Common"), of GlobeTel Communications Corp., a newly-formed wholly-owned Delaware subsidiary of ADGI ("GlobeTel"). This exchange transaction is referred to as the "Exchange" in the Agreement and Plan of Exchange (the "Plan") between ADGI and GlobeTel that is attached to this Proxy Statement.

      2. The authorization for issuance by GlobeTel of up to 1,500,000,000 shares of Common Stock, par value $0.00001 per share (the "GlobeTel Common Stock Authorization").

      3. The authorization for issuance by GlobeTel of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share (the "GlobeTel Preferred Stock Authorization").

   Approval of the Meeting Agenda Items, followed by the Exchange, will result in the reincorporation of ADGI as a Delaware corporation (the
"Reincorporation").

   At the Meeting you will be asked to consider and vote to approve the Plan as it was adopted by the Board on May 31, 2002.

   Approval of each of the Meeting Agenda Items requires the affirmative votes of a majority of the shares of ADGI Common outstanding as of the record date for the Meeting. If each of the Meeting Agenda Items is approved (and the Plan is not later terminated as described in the attached Proxy Statement), shares of ADGI Common will automatically, without further action by stockholders, become exchangeable for the same number of newly-issued shares of GlobeTel Common.

   Section 92A.190 of the Nevada Revised Statutes applies to the Plan. That Section allows Stockholders who object to the Plan and do not wish to participate in the Exchange to have their shares of ADGI Common appraised, and to choose to be paid the appraised value of their ADGI Common in cash ("Appraisal Rights"). However, ADGI has reserved the right to terminate the Plan if holders of more than 1,000,000 shares of the outstanding ADGI Common exercise their Appraisal Rights.

   ADGI Common is registered under the Securities Exchange Act of 1934, and is quoted on the Over-the-Counter Bulletin Board system maintained by the National Association of Securities Dealers, Inc. ADGI anticipates that upon approval of all of the Meeting Agenda Items and completion of the Exchange and the Reincorporation, shares of GlobeTel Common will be registered and quoted in the same manner.

   If completed, the Exchange will result in ADGI becoming a wholly-owned subsidiary of GlobeTel. GlobeTel would then merge ADGI into itself and terminate the separate corporate existence of ADGI. All former stockholders of ADGI (other than any who elect to dissent from the Exchange and be paid in cash for their ADGI shares) will be stockholders of GlobeTel, completing the reincorporation of ADGI as a Delaware corporation ("Reincorporation"). Stockholder approval would not be required or sought in connection with the merger of ADGI into GlobeTel.

   498,026,445 shares of ADGI Common were outstanding on June 14, 2002, the record date for determining Stockholders entitled to vote at the Meeting (the "Record Date"). An equal number of GlobeTel Common shares would be issued under the Plan. The aggregate market value of the outstanding shares of ADGI Common on the record date was approximately $ $20,419,000, based on the average of the average daily high and low prices per share of ADGI Common as reported on the OTCBB for the 30 consecutive trading days ending June 14, 2002.

   The terms of the Plan and the GlobeTel Common shares proposed to be issued in exchange for ADGI Common shares are described in this Proxy Statement.

   This Proxy Statement and the related form of proxy are first being mailed to Stockholders on or about June 21, 2002.

              The Date of This Proxy Statement is June 21, 2002.

                               TABLE OF CONTENTS

 PREFACE..................................................................  1
    FORWARD-LOOKING STATEMENTS............................................  1
    AVAILABLE INFORMATION.................................................  1
 SUMMARY..................................................................  3
    ADGI..................................................................  3
    THE MEETING...........................................................  3
    RECOMMENDATION OF ADGI BOARD OF DIRECTORS; REASONS FOR
      REINCORPORATION.....................................................  3
    VOTE REQUIRED.........................................................  4
    SUMMARY RISK FACTORS..................................................  4
 ABOUT ADGI...............................................................
 THE PLAN, EXCHANGE, AND MERGER...........................................  6
  REASONS FOR THE REINCORPORATION.........................................
    CORPORATE DOMICILE....................................................  6
    CORPORATE NAME........................................................  6
    DEFECTIVE SHARE AUTHORIZATION.........................................  6
    BOARD REVIEW AND APPROVAL.............................................  9
  OTHER MATTERS...........................................................  9
    STOCK CERTIFICATES....................................................  9
    RIGHT OF BOARD TO WITHDRAW RECOMMENDATION AND/OR ABANDON THE PLAN.....  9
    ACCOUNTING TREATMENT.................................................. 10
    APPRAISAL RIGHTS OF APPRAISAL......................................... 10
    COMPARISON OF STOCKHOLDER RIGHTS...................................... 10
    INTERESTS OF ADGI DIRECTORS AND MANAGEMENT............................ 10
    FEDERAL SECURITIES LAWS CONSEQUENCES.................................. 11
    DIVIDENDS............................................................. 11
    BUSINESS OF ADGI PENDING THE REINCORPORATION.......................... 11
    CONDITIONS TO THE COMPLETION OF THE REINCORPORATION...................
 FEDERAL TAX CONSEQUENCES................................................. 13
 RISK FACTORS............................................................. 14
    UNCERTAIN VALUE OF REINCORPORATION.................................... 14
    UNCERTAIN VALUE OF CHANGE OF NAME..................................... 14
    INTERESTS OF CERTAIN PERSONS IN THE REINCORPORATION................... 14
    DIFFERENCES IN STOCKHOLDER RIGHTS..................................... 14
    ABSENCE OF TAX RULING................................................. 15
    CHANGE OF CONTROL..................................................... 15
    LACK OF PROPER AUTHORIZATION.......................................... 15
 COMPARISON OF FEATURES OF NEVADA AND DELAWARE LAW........................ 16
  RIGHTS AND OBLIGATIONS OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS......... 16
    BUSINESS COMBINATIONS INVOLVING INTERESTED STOCKHOLDERS AND
      STOCKHOLDERS........................................................ 16
    CONTROL SHARE ACQUISITIONS............................................ 17
    INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS. 17
    STANDARDS OF CONDUCT FOR DIRECTORS AND OFFICERS....................... 18
  RIGHTS OF STOCKHOLDERS (OTHER THAN PRINCIPAL STOCKHOLDERS).............. 18
    NUMBER, TERM AND ELECTION OF DIRECTORS................................ 18
    REMOVAL OF DIRECTORS.................................................. 18
    AMENDMENTS TO GOVERNING DOCUMENTS..................................... 18
    APPRAISAL AND APPRAISAL RIGHTS........................................ 18
    PREFERENCES AND OTHER SECURITIES...................................... 19

                 DIVIDENDS AND DISTRIBUTIONS..................  19
                 STOCKHOLDER INSPECTION RIGHTS................  19
               CERTAIN EXTRAORDINARY TRANSACTIONS.............  20
              THE MEETING AND VOTING..........................  21
               THE MEETING....................................  21
               REVOCATION OF PROXIES..........................  21
               VOTING.........................................  21
               VOTE REQUIRED; RECOMMENDATION..................  21
               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  23
               LEGAL OPINIONS.................................  23
               OTHER MATTERS..................................  23
              ANNEX A......................................... A-1
              ANNEX B......................................... B-1
              FORM OF PROXY...................................

                                    PREFACE

FORWARD-LOOKING STATEMENTS

   This Proxy Statement contains, and incorporates by reference, some forward-looking statements about the financial condition, results of operation and business of ADGI. These are not historical facts. They include expressions about ADGI's

  .   confidence,

  .   strategies and expressions about earnings,

  .   new and existing programs and services,

  .   relationships,

  .   opportunities,

  .   technology, and

  .   market conditions.

   You can identify these statements by looking for

  .   terms like "expect," believe" or "anticipate," or

  .   expressions of confidence like "strong" or "on-going," or

  .   similar expressions or statements that are variations of the above terms.

   These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those predicted in the forward-looking statements. This can happen because of uncertainties such as

  . whether the transactions described in this Proxy Statement can be completed as planned,

  .   whether ADGI's existing management will continue in place,

  .   future economic conditions, and

  . other risks described in this Proxy Statement and in the annual, quarterly and current reports of ADGI that are incorporated into it by reference.

   Stockholders are cautioned not to place too much reliance on forward-looking statements. ADGI does not have any obligation to update any forward-looking statements at any time.

AVAILABLE INFORMATION

   ADGI is subject to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to the regulations adopted by the Securities and Exchange Commission (the "Commission") under the Exchange Act, dealing with disclosure of information about ADGI. ADGI complies by filing reports, proxy and information statements and other information with the Commission. Those reports, proxy and information statements, and other information filed with the Commission, can be inspected and copied at the public reference facilities maintained by the Commission at:

  . Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., 20549, and the following Regional Offices:

  .   233 Broadway, New York, N.Y. 10279, and

  . Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, 60661.

   Copies of the above material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., 20549 at prescribed rates. The Commission maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy statements and information statements and other information regarding companies like ADGI that make electronic filings with the Commission.

   ADGI Common is quoted on the Over-the-Counter Bulletin Board ("OTCBB") maintained by the National Association of Securities Dealers, Inc. ("NASD"). The NASD and/or certain of its affiliates or divisions (including the OTCBB) may retain certain material related to ADGI. If the Exchange takes place as planned, all later filings with the Commission will be made by GlobeTel as successor to ADGI.

   Statements contained in this Proxy Statement or in any document incorporated into this Proxy Statement by reference, describing the contents of any contract or other document, are not necessarily complete. For that reason, reference is made to the copy of the contract or other document that is included as an exhibit to a report or statement filed by ADGI with the Commission. All descriptions of contracts or other documents are qualified by this reference to the same document filed as an exhibit.

                                    SUMMARY

   The following is a summary of certain information contained in other places in this Proxy Statement. In most cases the information in those other places is more detailed than this summary, so the summary should be regarded as a convenience only, and Stockholders should refer to the detailed information and should not rely on this summary. Stockholders are urged to read this Proxy Statement, and in particular the section entitled "Risk Factors," carefully and in its entirety. Unless clearly indicated otherwise (i) references in this Proxy Statement to corporations refer to those corporations and their direct and indirect subsidiaries and (ii) the information in this Proxy Statement is based on the assumption that the Plan will be approved at the Meeting.

ADGI

   ADGI is a Nevada corporation engaged in the business of (i) sale of telecommunication services primarily involving Internet telephony using Voice over Internet Protocol ("VoIP"), and (ii) wide area network and local area network services. ADGI's principal executive offices are, and following the Exchange the principal executive offices of GlobeTel will be, located at 3768 Sarazen Court, NE, Conover, NC 28613. The telephone number is (828) 459-0916.

   ADGI was incorporated under the laws of the State of Nevada as Terra West Homes, Inc. on January 16, 1979. On March 15, 1995, its name was changed to "American Diversified Group, Inc.". During the year ended December 31, 2001, ADGI's business activities included (i) sale of telecommunication services primarily involving Internet telephony using VoIP through its Global Transmedia Telecommunications Corporation subsidiary ("Global"), and (ii) wide area network and local area network services through its NCI Telecom, Inc. subsidiary ("NCI"). The acquisition of Global was completed on February 19, 2000, and the acquisition of NCI was completed on June 29, 2000. The Company is in the process of completing a merger of Global and NCI with and into ADGI, with ADGI as the surviving corporation.

GLOBETEL

   GlobeTel is presently inactive. It is a newly formed Delaware corporation and a wholly-owned subsidiary of ADGI. As formed, it is authorized to issue up to 1,500,000,000 shares of Common Stock, par value $0.00001 per share, and 10,000,000 shares of Preferred Stock. The Preferred Stock is a so-called "blank check" preferred, meaning that its terms such as dividends, liquidation and other preferences, are to be fixed by the Company's Board of Directors at the time of issuance. Approval of these stock issuance authorizations is being sought at the Meeting as though they were authorizations to amend ADGI's Articles of Incorporation to increase the authorized number of shares of ADGI Common and to create a "blank check" ADGI Preferred Stock. This means that the vote required for approval in each case will be a majority of the shares of ADGI Common outstanding and entitled to vote at the Meeting,

THE MEETING

   ADGI will hold the Meeting at its principal executive offices at 3768 Sarazen Court, NE, Conover, NC 28613 on July 24, 2002, beginning at 10:00 a.m. local time. Stockholders of record at the close of business on the Record Date ("Record Stockholders") are entitled to notice of and to vote at the Meeting. At the Meeting, Record Stockholders will be asked to consider and vote upon the Plan, the GlobeTel Common Stock Authorization and the GlobeTel Preferred Stock Authorization, and such other business as may properly come before the Meeting.

RECOMMENDATION OF ADGI BOARD OF DIRECTORS; REASONS FOR REINCORPORATION

   The Board believes the three Meeting Agenda Items, namely the Plan, the GlobeTel Common Stock Authorization, and the GlobeTel Preferred Stock Authorization, to be in the best interests of ADGI and Stockholders and unanimously recommends that Stockholders vote FOR each of them. The Company will not proceed with the Plan unless all three Meeting Agenda Items are approved at the Meeting. If all three are approved (and if the Plan is not later abandoned as described below under "The Plan, Exchange and Merger--Conditions to Completion of the Plan Transactions; Abandonment of the Plan" in this Proxy Statement), shares of ADGI Common will automatically, without further action by Stockholders, become exchangeable (the "Exchange") for the same number of newly-issued shares of GlobeTel.

   The Exchange will result in ADGI becoming a wholly-owned subsidiary of GlobeTel. GlobeTel will then merge ADGI into itself and terminate the separate corporate existence of ADGI (the "Merger"). GlobeTel will be the corporation surviving the Merger, and all former stockholders of ADGI (other than any who elect to dissent from the Exchange and be paid in cash for their ADGI shares) will be stockholders of GlobeTel, completing the reincorporation of ADGI as a Delaware corporation.

   The Board believes that ADGI and Stockholders alike will benefit from this change due to Delaware's well-established comprehensive and flexible corporate laws that provide corporations with a greater measure of predictability. GlobeTel will have a greater number of authorized shares of common stock than ADGI, and will also be authorized to issue preferred stock, both of which will allow additional flexibility in making future acquisitions. Also, as discussed below under "The Plan--Reasons for the Exchange--Defective Share Authorization," the Exchange will result in current ADGI stockholders becoming stockholders in GlobeTel, which, unlike ADGI, does not require a 100% vote of stockholders to amend its certificate of incorporation, a requirement that ADGI has failed to meet with respect to every attempted amendment of its charter, resulting in the lack of proper authorization for issuance of most outstanding shares of ADGI Common. Finally, the Board believes that the name "GlobeTel Communications Corp." is better aligned with and better suited for the business conducted by ADGI than that of "American Diversified Group, Inc.".

VOTE REQUIRED

   Approval of each of the three Meeting Agenda Items requires the affirmative vote of a majority of the shares of ADGI Common outstanding as of the Record Date. Members of ADGI's management, the Board, and certain Stockholders, who own in the aggregate approximately 8.26% of the total number of shares of ADGI Common outstanding, have indicated their intent to vote to approve each of those items.

SUMMARY RISK FACTORS

   In considering whether to approve or disapprove the Meeting Agenda Items, Stockholders should consider the following:

  Additional Share Authorization

   If all three Meeting Agenda Items are approved, GlobeTel will be authorized to issue 1,500,000,000 shares of Common Stock, of which fewer than 500,000,000 will have been issued in the Exchange, and 10,000,000 shares of Preferred Stock, none of which will have been issued. While GlobeTel presently has no commitments, understandings or agreements requiring the issuance of additional shares of Common Stock or any shares of Preferred Stock, nor does it presently contemplate any transaction that would involve such issuance, some or all of the unissued shares could, under some circumstances, be issued without further action by stockholders, diluting the holdings of existing stockholders

  Frustration of the Objectives of the Reincorporation

   Any advantages to GlobeTel arising from governance under the Delaware General Corporation Law and other sections of Delaware law, as interpreted by regulators and applied and interpreted by state and federal courts (collectively, "Delaware Law"), could be reduced or eliminated at any time by action of courts, legislators, and government officials. GlobeTel would not have any influence or control over changes like these should they happen.

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   Any disadvantages to ADGI arising from governance under the Nevada General
Corporation Law and other sections of the Nevada law, as interpreted by regulators and applied and interpreted by state and federal courts (collectively, "Nevada Law") could be reduced or eliminated at any time by action of courts, legislators, and government officials. Again, GlobeTel would not have any influence or control over changes like this should they happen.

  Frustration of the objectives of the name change

   The value realized by ADGI (and, after the Exchange takes place, GlobeTel) and Stockholders as a result of the change of name may be partially or completely offset by the expense of changing the corporate name and the loss of recognition that sometimes goes with a change of name or stock trading symbol. ADGI has not engaged consultants or experts to select or give any opinion about the new name.

  Other risks associated with the Merger

   Delaware law and the charter documents of GlobeTel may permit certain principal stockholders, officers and directors of GlobeTel greater freedom, and less liability to other stockholders, in their dealings with and on behalf of the corporation than those same persons have in their dealings with ADGI under Nevada law and ADGI's charter documents.

   The regulatory or tax treatment of the Exchange and the merger of ADGI into GlobeTel could be significantly different than that anticipated in the Plan. The Exchange is anticipated to be tax-free to exchanging Stockholders, and GlobeTel is anticipated to become a public company whose shares are quoted on the OTCBB operated by the NASD. Different regulatory and/or tax treatment could result in a substantial adverse effect on Stockholders.

   The Exchange and Merger may be determined to be a change of control, recapitalization, or other such material event which could restrict GlobeTel from exercising rights of ADGI under certain contracts and agreements with employees or third parties.

   Although the main purpose of the Exchange is to address the lack of proper authorization of ADGI with respect to the issuance of a significant portion of the outstanding shares of ADGI Common, the approval of the Plan and the consummation of the Exchange may not relieve ADGI and GlobeTel of the potential claims that may be made, if any, related to the lack of proper authorization.

                        THE PLAN, EXCHANGE, AND MERGER

   The Plan is the agreement of ADGI and GlobeTel to complete the Exchange if Stockholders approve the Plan, and if certain conditions are met, most importantly that the number of shares of ADGI Common Stock as to which Appraisal Rights are asserted is not greater than 1,000,000.

   The Exchange is the action by means of which all outstanding shares of ADGI Common (except those as to which Appraisal Rights are elected) are converted into shares of GlobeTel Common. The Exchange will happen automatically if the Plan is approved by Stockholders and is not terminated by ADGI. After the Exchange happens, Stockholders (other than any who elect Appraisal Rights) will be able to deliver their ADGI Common stock certificates to GlobeTel and receive GlobeTel stock certificates in exchange. The Exchange will result in ADGI becoming a wholly-owned subsidiary of GlobeTel.

   The Merger is the merger of ADGI with and into GlobeTel, which will terminate ADGI's separate corporate existence. GlobeTel will cause the Merger to take place after it becomes the sole stockholder of ADGI as a result of the Exchange.

REASONS FOR THE EXCHANGE

Change of Corporate Domicile

   For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible, corporate laws that the ADGI Board and management believe are responsive to the legal and business needs of corporations organized under its laws. Further, Delaware has an established body of case law construing Delaware corporate statutory law which provides businesses with a greater measure of predictability than that which exists in any other jurisdiction. As a result, Delaware affords corporations organized under its laws well-established principles of corporate governance that may increase ADGI's ability to attract quality officers and directors.

   In addition, issues related to Delaware corporate law are generally adjudicated by the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding that is not matched by any other court in the country. As a result, Delaware corporate law is generally acknowledged to be the most advanced and flexible set of corporate statutes in the country.

Corporate Name

   ADGI has become increasingly aware that the generic (non-specific) nature of its name adversely affected its sales, marketing, and communication programs. The Exchange, with its resulting change of name to "GlobeTel Communications Corp.," will create a company whose name more accurately reflects the nature of its business operations.

Defective Share Authorization

   ADGI has been advised by its legal counsel that a problem exists with respect to valid authorization of almost all of the outstanding shares of ADGI Common.

   The original Nevada Articles of Incorporation of ADGI (then known as Terra West Homes, Inc.), adopted in December, 1978 and filed in January, 1979 (including amendments through the date of this Proxy Statement, the "ADGI Articles"), contain a provision requiring the consent of all directors and of holders of 100% of the outstanding shares of ADGI Common to any amendment of the ADGI Articles. The original number of authorized shares of ADGI Common was 25,000. Article X of these original Articles provides that "The corporation reserves the right to amend, alter, change or repeal any of the provisions contained in these Articles of Incorporation provided that unanimous consent is first given by both the full Board of Directors then seated and the holders of shares (in good standing) issued and outstanding of the corporation."

   On December 3, 1991, Terra West Homes, Inc. filed an amendment to its Articles of Incorporation. This amendment purported to (1) change the name of the company to "Gerard Enterprises, Ltd.", (2) increase the authorized number of shares from 25,000 to 25,000,000, and (3) split the 25,000 outstanding shares of common stock 40-for-1 "as approved at a Special Meeting of Shareholders held October 20, 1991". This amendment recites that "As of the date of the Special Meeting the Company had issued and outstanding one million (1,000,000) shares . . . all of which were entitled to vote on the proposed amendments." It then states "At the . . . Meeting held October 20, 1991, seven hundred seventy five thousand (775,000) voted in favor of the amendments and none (0) voted against the amendments." This represented a 77.5% favorable vote, substantially less than the 100% required by the Articles. This amendment was invalid for want of the approval required by the original Articles.

   On November 22, 1992, Gerard Enterprises, Ltd. filed a further amendment to its Articles of Incorporation. This amendment purported to (1) change the name of the company to "Tera West Homes, Inc." and (2) increase the authorized shares from 25,000,000 to 50,000,000. The amendment contains this statement
". . . there being at the present time, 2,000,000 issued and outstanding shares." It also contains this statement: "The number of shares of the corporation outstanding and entitled to vote on amendment to the articles of incorporation is 1,000,000, that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders . . .". This discrepancy between the 1 million and 2 million numbers may have resulted from an assumption that doubling the authorized shares also doubled the outstanding shares. In any event, the recital that the amendment was approved by a "majority vote" falls short of the 100% approval required by the company's original Articles. This amendment also was invalid for want of the 100% approval required by the original Articles.

   On April 8, 1993, Tera West Homes, Inc. filed a further amendment to its Articles of Incorporation. This amendment purported to (1) change the company's name to "Tera West Ventures, Inc." and (2) change the company's authorized shares to be "50,000 shares of preferred shares Series A." This latter change, had it been approved by the required 100% of outstanding shares, would have eliminated all the common stock, because no mention was made of the common stock in the amendment. However, like the first two amendments described above, this amendment was invalid for want of the required 100% approval, because the final paragraph of the amendment recites that "The number of shares of the corporation outstanding and entitled to vote on an amendment . . . are 1,000,000, that the said change(s) and amendment has been consented to and approved by a majority vote . . .".

   On March 15, 1995, Tera West Ventures, Inc. filed a further amendment to its Articles of Incorporation. This amendment purported only to change the name of the corporation to "American Diversified Group, Inc." However, the final paragraph of the amendment states "The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 14,000,001, that the said change(s) and amendment have been . . . approved by a majority vote . . . ". There is no amendment between April 8, 1993 and March 15, 1995 that accounts for the increase from 1,000,000 to 14,000,001 in the number of shares entitled to vote. In any event, as the March 15, 1995 amendment, like the earlier ones, recites that only a majority, not 100%, of the voting shares approved the amendment, it is also invalid.

   On December 5, 1996, ADGI filed a further amendment to its Articles of Incorporation. This amendment purported to (1) locate the company's principal office at an address in West Palm Beach, Florida, (2) increase the "number of authorized shares of common stock . . . from 50,000 par value $10 to 200,000,000, par value $.001" and (3) remove three directors and replace them with Tom Craft Jr., Jerrold Hinton and another person. The last paragraph of the amendment recites that "The number of shares of the corporation outstanding and entitled to vote on an amendment . . . is 50,000, that the said change(s) and amendment has been consented to and approved by a majority vote . . .". There is no explanation of the discrepancy between the figure of 50,000 and the

14,000,001 shares-entitled-to-vote referred to in the 1995 amendment. One possible explanation is that the amendment used the 50,000 figure from the 1993 amendment which purported to create 50,000 shares of preferred stock and to eliminate the common stock.

   On April 7, 1998, ADGI filed a further amendment. This amendment purported to increase the company's authorized shares to 350,000,000. The final paragraph recites that "The number of shares of the corporation outstanding and entitled to vote on an amendment . . . is 197,512,520, that the said change(s) and amendment has been consented to and approved by a majority vote . . .". This amendment, like the earlier ones, was invalid for want of the 100% approval required by ADGI's original Articles of Incorporation.

   On August 15, 2001, ADGI filed a certificate with the Nevada Secretary of State. This certificate recorded an increase in the number of authorized shares from 350,000,000 to 700,000,000, which is the number currently reported by ADGI in its financial statements. The certificate states that this was approved by ADGI's Board of Directors on March 15, 2000. It further states that the change was not approved by stockholders because "Stockholder approval was not required pursuant to N[evada] R[evised] S[tatutes] 78.207".

   NRS 78.207 permits the Board of Directors to increase the number of authorized shares without stockholder approval "Unless otherwise provided in the articles of incorporation" while at the same time "correspondingly increasing . . . the number of issued and outstanding shares . . . held by each stockholder". A change under NRS 78.207 is not effective until the company files a certificate describing the change (which was the certificate filed on August 15, 2001). When the certificate is filed, NRS 78.209 provides that "[t]he provisions of the articles of incorporation . . . regarding the authorized number . . . of the changed class . . . of shares shall be deemed amended . . .".

   The Board action of March 15, 2000 taken without unanimous stockholder approval was invalid for two reasons. First, only the authorized shares, not the outstanding shares, were increased. In the words of NRS 78.207, the number of issued and outstanding shares was not "correspondingly increased".

   Second, the procedure in NRS 78.207 may only be used if the articles of incorporation do not "otherwise provide". As noted in the above discussion, ADGI's original Articles of Incorporation require 100% stockholder approval "to amend, alter, change or repeal" any provision of the Articles of Incorporation. Because the filing of the NRS 78.207 certificate causes a "deemed amendment" under NRS 78.209, ADGI's Articles of Incorporation must be viewed as "providing otherwise," because the original Articles do not permit any amendment to a provision of the Articles that is not approved by 100% of the stockholders.

   ADGI has obtained an opinion of its Nevada counsel, Kummer Kaempfer Bonner & Renshaw ("KKBR"), to the effect that (1) upon the affirmative vote of ADGI stockholders holding a majority of the outstanding shares in favor of the Plan, it will have been duly authorized by stockholders and will be ADGI's valid and binding agreement, (2) completion of the Exchange as provided for in the Plan will result in conversion of each share of ADGI Common into the right to receive a share of GlobeTel Common, and (3) the consummation of the Exchange will not violate Nevada law. While the defect in authorization of most of the outstanding shares of ADGI Common cannot be completely addressed by the Plan (barring a 100% favorable vote to approve the Plan), completion of the Exchange as contemplated by the Plan will result in ADGI stockholders becoming stockholders in GlobeTel, a Delaware company that, unlike ADGI, does not require a 100% vote of stockholders to amend its certificate of incorporation.

   The Board believes that the defect in authorization of ADGI Common must be addressed, and that successful completion of the Exchange and the Merger that are included in the Plan offer the only means of doing so, because it has been advised by counsel that any other method would require amendment of ADGI's Articles of Incorporation, which in turn would require 100% approval of ADGI stockholders. As noted above under "Summary--Recommendation of ADGI Board Of Directors; Reasons for Reincorporation", all shares of GlobeTel Common issued in the Exchange will be properly authorized, duly and validly issued, fully paid and non-assessable, and GlobeTel's certificate of incorporation (the "GlobeTel Certificate") will not contain the 100% approval requirement.

Board Review and Approval

   The Board unanimously approved the Plan on May 31, 2002, and recommended it for adoption by Stockholders at the Meeting. The approval of the Plan by the Board is based on a number of factors considered by the Board, including:

  . Possible solutions of the problem presented by lack of valid authorization of issuance of almost all outstanding shares of ADGI Common.

  . The advantages of Delaware domicile, including substantive differences between Delaware Law and Nevada Law, and perceived differences between the same among vendors, customers, and investors.

  . The advantages of the name "GlobeTel Communications Corp." including promotion of ADGI's business and communication to vendors, customers, and investors.

  . The costs of changing the domicile to Delaware, higher costs of maintaining Delaware domicile than maintaining Nevada domicile, direct costs of changing ADGI's name, and indirect costs of the name change including loss of the "brand equity" and recognition accrued by ADGI under the name "American Diversified Group, Inc."

  . The risks that the Exchange and the subsequent Merger might be treated, either separately or collectively, as a federally-taxable event, or as a change of control, recapitalization, or reorganization, or causing the accounting or the auditor review thereof of GlobeTel to differ materially from that of ADGI, and the costs that would be incurred in such events.

   The Board did not seek, commission or receive, any reports, reviews, studies or analyses of any business, financial, or other experts other than the management of the Company, and did not seek, commission or receive any fairness opinion from an investment bank or comfort letter from a certified public accountant, regarding the Plan or the Exchange.

   The Board assigned substantial weight to the solution of the problem presented by lack of proper authorization of outstanding shares of ADGI Common, but otherwise did not find it practicable to and did not quantify or otherwise assign relative weights to the remaining factors or determine that any one of them was of particular importance. Rather, the Board views its recommendation as being based on the totality of the information presented and considered by it, with particular emphasis on solving the defective share authorization problem. The Board determined that the positive aspects of the foregoing factors outweighed the negative ones and, based on such determination, approved the Plan.

OTHER MATTERS

Stock Certificates

STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES. IF THE PLAN IS APPROVED AND NOT TERMINATED BY ADGI, GLOBETEL WILL FURNISH INSTRUCTIONS ABOUT HOW TO SUBMIT ADGI STOCK CERTIFICATES AND RECEIVE GLOBETEL CERTIFICATES IN EXCHANGE.

Right of Board to Withdraw Recommendation and/or Abandon the Plan

   The Board may withdraw its recommendation of the Plan prior to the Meeting, and may abandon the Plan after its approval at the Meeting, if one or more of the conditions to Plan has not been satisfied or if the Board determines that the Exchange would no longer serve the interests of ADGI or the Stockholders. The most important condition is that the number of shares of ADGI Common held by persons seeking Appraisal Rights not exceed 1,000,000. The reason for this condition is that ADGI is unwilling to spend an excessive amount of cash in order to complete the Exchange.

Accounting Treatment

   It is intended that the Exchange will not cause the accounting practices of GlobeTel or the audit review of such practices to differ materially from those of ADGI.

Appraisal Rights

   If the Plan is approved, Stockholders may be entitled to assert Appraisal Rights under Nevada Revised Statutes ("NRS") 92A.300 to 92A.500, inclusive. A copy of those sections of the NRS is attached as Annex B that accompanies this Proxy Statement. A brief summary of Appraisal Rights is provided below. Any Stockholder considering the use of Appraisal Rights should read that Supplement carefully, and should not rely only on the following, which is only a partial summary.

   Any Stockholder wanting to exercise Appraisal Rights must deliver written notice to ADGI, before the date of the Meeting, or at the Meeting before the Plan is voted upon, stating that the Stockholder intends to demand payment for his, her or its shares of ADGI Common if the Plan is approved (NRS 92A.420.1(a)), and must not vote his, her or its shares in favor of the Plan (NRS 92A.420.1(b)). Notices transmitted before the meeting should be addressed to American Diversified Group, Inc., Attention Jerrold Hinton, President, 3768 Sarazen Court NE, Conover, NC 28613. At the Meeting, notices may be handed to Mr. Hinton. Stockholders who vote in favor of the Plan will be deemed to have waived their Appraisal Rights.

   A Stockholder whose shares of ADGI Common are held in "street name" or in the name of anyone other than the Stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the Stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to ADGI no later than the time that Appraisal Rights are asserted (NRS 92A.400.2(a)). Also, the dissent must be asserted as to all shares of ADGI Common that the Stockholder beneficially owns or has power to vote at the Meeting (NRS 92A.400.2(b)).

   Any Stockholder who does not complete the requirements of NRS 92A.400 and 92A.420.1(a) and (b) as described above is not entitled to payment for his, her or its shares of ADGI Common (NRS 92A.420.2).

Comparison of Stockholder Rights

   The statutory and common law rights of stockholders of Delaware corporations differ in some respects from the statutory and common law rights of stockholders of Nevada corporations. The GlobeTel Certificate will differ in some respects from the ADGI Articles as to the rights of the Stockholders. See "Comparisons of Features of Nevada and Delaware Law."

Interests of ADGI Directors and Management

   In considering the recommendation of the Board, Stockholders should be aware that members of ADGI's management and the Board have interests in the Plan that are different from, or in addition to, the interests of Stockholders generally. These differing interests arise principally from the fact that each of those persons will have the same positions with GlobeTel as they have with ADGI, but those positions, under Delaware Law, the GlobeTel Certificate, and the GlobeTel By-Laws, will subject them to different and in some cases lesser responsibilities and constraints, and greater rights, privileges, and ability to act without the consent of the Stockholders, than are imposed or available respectively under Nevada Law, the ADGI Articles, and the ADGI By-Laws.

Federal Securities Laws Consequences

   Shares of GlobeTel Common issued in exchange for shares of ADGI Common will not be subject to any restrictions on resale or transfer, other than any to which the shares of ADGI Common for which they were exchanged were subject at the time they were delivered.

Dividends

   ADGI does not pay dividends and does not anticipate that it will pay dividends in the foreseeable future. If the Exchange takes place, it is anticipated that GlobeTel will adopt the same dividend policy.

Business of ADGI Pending the Reincorporation

   Pendency of the Exchange is not expected to have any material effect on the business of ADGI. ADGI continually reviews and modifies its business plans and policies, and changes in its business may occur in connection with those reviews.

CONDITIONS TO COMPLETION OF THE PLAN TRANSACTIONS; ABANDONMENT OF THE PLAN

   The Exchange is expected to be completed within 30 days after the Meeting. Before it can be completed the following events must occur:

   (a) Each of the Meeting Agenda Items shall have been duly approved at the Meeting by the requisite vote of Stockholders in accordance with Nevada Law and the ADGI Articles and ADGI By-Laws; For these purposes the GlobeTel Common Stock Authorization and the GlobeTel Preferred Stock Authorization are being treated as though they were authorizations to amend ADGI's Articles of Incorporation to authorize issuance by ADGI of 1,500,000,000 shares of ADGI Common and 10,000,000 shares of a new ADGI "blank check" Preferred Stock, meaning that the vote required for their approval will be a majority of all outstanding shares of ADGI Common entitled to vote at the Meeting, the same as the vote required for approval of the Plan.

   (b) The number of shares of ADGI Common as to which Stockholders assert Appraisal Rights does not exceed 1,000,000;

   (c) All opinions of counsel and auditors required to be received shall have been received;

   (d) All consents, approvals, licenses, permits, orders or authorizations of, and registrations, declarations or filings with, any governmental entity required in connection with the Plan and the Exchange shall have been obtained and made and shall be in full force and effect;

   (e) No court or other governmental entity having jurisdiction over ADGI shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Exchange illegal;

   (f) ADGI and GlobeTel shall have obtained the consent or approval of each person (other than governmental entities) whose consent or approval is required in connection with the Exchange, under any document to which ADGI is a party (such as a loan or credit agreement, note, mortgage, indenture, lease, or joint venture agreement.) This condition need not be satisfied as to consents or approvals which, even if not obtained, would not (in ADGI's reasonable opinion) have a material adverse effect on GlobeTel or upon the completion of the Exchange;

   (g) There shall not be pending or threatened any suit, action or proceeding by any governmental entity or any other person, or before any court or governmental authority, agency or tribunal, domestic or foreign, that has a significant likelihood of success, challenging the effectiveness of the Exchange, seeking to restrain or prohibit the completion of the Exchange or seeking to obtain from ADGI any material amount of damages; and

   (h) The Board shall not have determined that completing the Exchange is no longer in the best interest of ADGI and the Stockholders.

   If any of the above conditions is not satisfied, ADGI's Board may determine to abandon the Plan. The Plan will be abandoned if any one of the Meeting Agenda Items is not approved at the Meeting.

                        FEDERAL INCOME TAX CONSEQUENCES

   In the opinion of Katten Muchin Zavis Rosenman, counsel to ADGI, the following summary correctly sets forth the material U.S. federal income tax consequences of the Exchange and subsequent Merger (collectively, the "Reviewed Transactions") to U.S. Holders (as defined below) of ADGI Common. This summary does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a decision to approve the Exchange. In particular, this summary deals only with U.S. Holders who hold ADGI Common as capital assets, and does not address the tax treatment of the Reviewed Transactions under applicable state or local tax laws or the laws of any jurisdiction other than the United States. In addition, this summary does not address all aspects of U.S. federal income taxation that may be applicable to U.S. Holders in light of their particular circumstances, or to U.S. Holders subject to special treatment under U.S. federal income tax law (such as holders who are securities dealers, financial institutions, tax-exempt organizations or insurance companies).

   This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect. No rulings have been or will be sought from the Internal Revenue Service ("IRS") with respect to any of the U.S. federal income tax consequences of the Reviewed Transactions. The conclusions set forth below are not binding upon the IRS or the courts.

   U.S. Holders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reviewed Transactions, as well as the tax consequences under any applicable state or local tax laws or the laws of any jurisdiction other than the United States.

   As used herein, a "U.S. Holder" means a beneficial owner of ADGI Common who is a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States or any state thereof, an estate the income of which is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

   The Reviewed Transactions will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. ADGI and GlobeTel will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code. Accordingly, a U.S. Holder will not recognize any income, gain or loss in connection with the Reviewed Transactions. A U.S. Holder's tax basis and holding period with respect to GlobeTel Common received in the Exchange will be the same as such U.S. Holder's tax basis and holding period for the ADGI Common exchanged therefor. A U.S. Holder who receives solely cash pursuant to the exercise of Appraisal Rights in the Exchange will recognize capital gain or loss equal to the difference between the tax basis of the ADGI Common surrendered and the amount of cash received therefor. Such capital gain or loss will be treated as long-term capital gain or loss as to ADGI Common held by the U.S. Holder for more than one year prior to the effective date of the Merger, and otherwise as short-term capital gain or loss. No gain or loss will be recognized by ADGI or GlobeTel in the Merger.

   The conclusions set forth above are based on certain customary representations made by ADGI and GlobeTel, the accuracy of which will be confirmed as a condition to completion of the Exchange, and on the assumption that the Reviewed Transactions will be effectuated in accordance with the Plan and as described in this Proxy Statement. It is a condition to the completion of the Reviewed Transactions that ADGI shall have received confirmation of the opinion of Katten Muchin Zavis Rosenman that the Exchange will be treated for U.S. federal income tax purposes as a reorganization within the meaning of
Section 368(a) of the Code.

                                 RISK FACTORS

   The statements as to forward looking statements contained at page 1 of this Proxy Statement are repeated with emphasis as to this "Risk Factors" section.

Possible Dilutive Effect of Additional Share Authorization

   If all three Meeting Agenda Items are approved, GlobeTel will be authorized to issue (i) 1,500,000,000 shares of GlobeTel Common, of which fewer than 500,000,000 will have been issued in the Exchange, leaving more than 1,000,000,000 shares of GlobeTel Common available for later issuance, and (ii) 10,000,000 shares of Preferred Stock, all of which will be available for later issuance on terms to be fixed by GlobeTel's Board of Directors at the time of issuance. While GlobeTel presently has no commitments, understandings or agreements requiring the issuance of additional shares of Common Stock or any shares of Preferred Stock, nor does it presently contemplate any transaction that would involve such issuance, some or all of the unissued shares could, under some circumstances, be issued without further action by stockholders, diluting the holdings of existing stockholders. Also, issuance of additional shares could under some circumstances make more difficult, or frustrate, a hostile takeover of GlobeTel.

Uncertain Value of Reincorporation

   The superiority of corporate governance under Delaware Law rather than Nevada Law is a matter of some uncertainty and is in any event dependent upon statutes and court interpretation. These are subject to change over time, and changes would be outside the control of ADGI, GlobeTel or any Stockholder. The perceived advantages of Delaware incorporation may therefore be reduced or eliminated by changes of this nature as time passes.

   The actual and perceived variances in value or convenience between Delaware domicile and Nevada domicile, in corporate governance and in the opinion of vendors, customers, employees, and investors, cannot be relied upon to exist and are in any event subject to change.

Uncertain Value of Change of Name

   The value realized by ADGI (and, after the Exchange is effective, GlobeTel) and Stockholders as a result of the change of name may be partially or entirely offset by the expense of changing the corporate name and the loss of familiarity of the old name or stock trading symbol. ADGI has not engaged consultants or experts to select or assess the new name.

Interests of Certain Persons in the Reincorporation

   Stockholders may be adversely affected by the fact that the interest of ADGI's management and the Board have interests in the Exchange that are different from, or in addition to, the interests of Stockholders generally, which may create potential conflicts of interest. This arises from the fact that those individuals will occupy the same positions with GlobeTel as they now occupy with ADGI. See "Comparisons--Rights and Obligations of Management and Principal Stockholders."

Differences in Stockholder Rights

   Stockholders may be adversely affected as a result of differences between Delaware Law and Nevada Law as to the rights and remedies of stockholders vis-a-vis the management of a domiciliary business corporation and vis-a-vis third persons (including, for example, persons favored or disfavored by management in corporate control contests). Stockholders may be adversely affected by the differences between the GlobeTel Certificate and the ADGI Articles, and the GlobeTel By-Laws and the ADGI By-Laws, in each both as to their express terms and as to the permissible application thereof under the relevant state law.

Absence of Tax Ruling

   Neither ADGI nor GlobeTel will request a ruling from federal, state, or local authorities as to the tax consequences of the Exchange. It is a condition to the completion of the Exchange that Katten Muchin Zavis Rosenman, counsel to ADGI, confirm its opinion that the Exchange will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. However, an opinion of counsel is not binding on any taxing authority or court.

Change of Control

   While management believes it unlikely, the Exchange may be determined to be a change of control, reorganization, recapitalization, or other event which, upon its occurrence, relieves parties who have material contracts or agreements with ADGI from their obligation to perform those contract obligations for GlobeTel as successor to ADGI. If GlobeTel wanted to have those obligations performed, it might have to pay money to the other party or make some other arrangement that was disadvantageous to itself.

Lack of Proper Authorization

   Since the amendments to the original articles of incorporation of ADGI were invalid due to the failure of ADGI to obtain the unanimous consent of Stockholders, the shares of ADGI Stock issued may not have been issued by ADGI with the appropriate authorization. Accordingly, despite the approval of the Exchange by a majority of the outstanding shares of ADGI Stock and the reincorporation of ADGI from Nevada to Delaware, GlobeTel may not be relieved of the potential claims that may be made, if any, by Stockholders related to the lack of proper authorization. The assertion of such claims will require GlobeTel to expend its limited resources and, as a result, will adversely affect its operating results.

               COMPARISON OF FEATURES OF NEVADA AND DELAWARE LAW

   ADGI is incorporated under the laws of Nevada and GlobeTel is incorporated under the laws of Delaware. If the Exchange is consummated, the holders of ADGI Common, whose rights are currently governed by Nevada Law, the ADGI Articles and the ADGI By-Laws, will become holders of GlobeTel Common, whose rights are governed by Delaware Law, the GlobeTel Certificate and the GlobeTel By-Laws. The general corporation and merger laws of Nevada are codified in Chapter 78 and Chapter 92A of the NRS. Nevada Law differs from Delaware Law in many respects. The following summary sets forth certain differences that should be considered by ADGI stockholders. The following summary does not purport to be a complete statement of the differences between Nevada Law and Delaware Law, which are too numerous to list in their entirety.

RIGHTS AND OBLIGATIONS OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Business Combinations Involving Interested Stockholders.

   Nevada Law restricts the ability of a "resident domestic corporation"/1/ to engage in any business combination transaction with an "interested stockholder/2/." There is a "lockout" period of three years starting when the interested stockholder acquires the shares that make him an interested stockholder, unless he had advance approval of the board of directors of the resident domestic corporation to acquire those shares. Without this approval, even after the three-year "lockout" the interested stockholder cannot do a business combination with the resident domestic corporation unless he gets the approval of a majority of the disinterested shares, or the combination meets certain fair price criteria. If the Corporation's original Articles of Incorporation do not contain a provision that opts out of these provisions, a resident domestic corporation can, however, "elect out" of the above protection by adopting an amendment to its Articles of Incorporation by majority vote of the disinterested shares, but the amendment cannot become effective for 18 months after its passage and would apply only to stock acquisitions occurring after it becomes effective.

   Delaware law contains a similar provision including the three-year "lockout," except that (i) the "interested stockholder" threshold is 15% rather than 10%; and (ii) transactions with interested stockholders who obtained 85% or more of the voting stock of the corporation in the acquisition that caused them to become "interested" are exempted. After the "lockout" expires, the interested stockholder can do a business combination only with approval from the board of directors plus two-thirds of the stock not owned by the interested stockholder. As in Nevada, an "opt-out" charter amendment is allowed, and can take effect 12, rather than 18, months after adoption, but will not apply to anyone who became an interested stockholder after the amendment was adopted.

   The Nevada provision is not applicable to resident domestic corporations that have no securities registered under Section 12 of the Securities Exchange Act of 1934. The Delaware provision is not applicable to Delaware corporations that do not have any class of stock listed on a national securities exchange, quoted on the NASDAQ Stock Market or held of record by more than 2,000 stockholders.

   Neither the ADGI Articles or ADGI By-Laws, nor the GlobeTel Certificate or the GlobeTel By-Laws, has made any election permitted under Nevada Law or Delaware Law, respectively, regarding these provisions. Neither makes any other provision for interested stockholder transactions.
--------
/1/ "Resident domestic corporation" means a Nevada corporation that has 200 or more stockholders of record.
/2/ "Interested stockholder" means any person, other than the resident domestic corporation or its subsidiaries, who either (a) beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (b) is an affiliate or associate of the resident domestic corporation and at any time within three years before the transaction was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of the resident domestic corporation.

Control Share Acquisitions

   Under Nevada Law, an "acquiring person/3/" who acquires a "controlling interest/4/" in an "issuing corporation/5/" may not exercise voting rights on any "control shares/6/" unless authorized to do so by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting held upon the request and at the expense of the acquiring person. If voting rights are authorized and the acquiring person has a majority of the voting power, any stockholder, other than the acquiring person, who does not vote to authorize voting rights for the control shares can demand payment for his shares from the corporation. The above provisions do not apply if the articles of incorporation or bylaws of the corporation, as in effect on the 10th day following the acquisition of a controlling interest by an acquiring person, state that the above provisions do not apply. The ADGI Articles and the ADGI By-Laws do not contain such a provision.

   There is no equivalent provision under Delaware Law.

Indemnification and Limitation of Liability of Directors and Officers

   Nevada Law and Delaware Law have substantially similar provisions which:

      (1) allow a corporation to limit or eliminate the personal liability of directors and officers to the corporation and its stockholders for damages for breach of fiduciary duty if that person acted in good faith and in a manner which that person reasonably believed to be in (or not opposed to) the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that person's conduct was unlawful; and

      (2) allow a corporation to indemnify each current and past director or officer, and each other person who served at the corporation's request as director, officer, employee, agent, partner or fiduciary of another entity, against expenses, liabilities and losses (including attorneys' fees, judgments, fines, taxes, penalties and amounts paid or to be paid in settlement) in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (including any action by or in the right of the corporation in a derivative action).

   Although the ADGI Articles or ADGI By-Laws do not contain provisions limiting or eliminating liability, or indemnifying any of its past or present officers or directors, Nevada Law provides that a director or officer is not individually liable for any damages as a result of any act or failure to act unless it is proven that his act or failure to act constituted a breach of fiduciary duty and such breach involved intentional misconduct, fraud or knowing violation of law. GlobeTel's certificate of incorporation provides for GlobeTel to limit the liability of and indemnify its officers, directors, and other persons from and against such expenses, liabilities, and losses, to the maximum extent permitted by Delaware Law.
--------
/3/ "Acquiring person" means (subject to certain exceptions) any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation.
/4/ "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, (iii) a majority or more of the voting power of the issuing corporation in the election of directors, where such voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded.
/5/ "Issuing corporation" means a corporation organized in Nevada and having 200 or more stockholders of record, at least 100 of whom are residents of Nevada, and doing business in Nevada directly or through an affiliated corporation.
/6/ "Control Shares" means those outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person.

Standards of Conduct for Directors and Officers

   Nevada Law and Delaware Law are substantially similar in the standards of conduct they impose upon directors and their duty to serve stockholder interests. Delaware Law has a significantly larger body of case law relative to standards of director and officer conduct.

RIGHTS OF STOCKHOLDERS (OTHER THAN PRINCIPAL STOCKHOLDERS)

Number, Term and Election of Directors

   Nevada Law and Delaware Law are substantially similar as to the election of directors. Both require the stockholders of a domestic corporation to elect at least one director. The number of directors, the lengths of their terms, and their manner of election is determined by the articles of incorporation (in Nevada) or certificate of incorporation (in Delaware); if that document does not make those determinations, the determination is to be made in the bylaws of the corporation. Lacking such determination, directors are to be elected at-large by the stockholders at a meeting, a plurality sufficing to elect each director.

   The ADGI Articles provide that not more than three directors shall be elected, and the ADGI By-Laws provide that no more than two directors shall be elected, at the annual meeting for a one year term. Neither the ADGI Articles nor the ADGI By-Laws makes any provision for class vote, cumulative vote, or staggered terms.

   The GlobeTel By-Laws provide for the election of not more than twelve and not fewer than three members of the GlobeTel Board of Directors (the "GlobeTel Board"). All GlobeTel Board members' terms expire at the next annual meeting of the Stockholders and the election and qualification of their respective successors, with the GlobeTel Board having the right to appoint persons to fill a new or vacated seat on the GlobeTel Board until the next annual meeting.

Removal of Directors

   Under Nevada Law, directors may be removed from office by a two-thirds stockholder vote, or by the vote of such larger percentage of shares as may be provided in the articles of incorporation. Under Delaware Law, directors may be removed from office by a majority stockholder vote, or by vote of such larger percentage of shares as may be provided in the certificate of incorporation.

   Neither the ADGI Articles nor the ADGI By-Laws makes any provision for removal of directors. The GlobeTel Certificate does not increase the stockholder vote required to remove a director; additionally the GlobeTel By-Laws permit the GlobeTel Board to remove a GlobeTel director for good cause.

Amendments to Governing Documents

   Any amendment to the ADGI Articles of Incorporation must first be adopted by the Board and then, owing to a provision in the Articles themselves, approved by a 100% affirmative vote of Stockholders. Delaware Law permits amendment of a certificate of incorporation upon adoption by the Board of Directors and approval by a majority of the outstanding shares. Optionally, a Delaware corporation may adopt requirements in its certificate of incorporation for greater majorities and class voting requirements. The GlobeTel Certificate contains no such provisions.

   The ADGI By-Laws may be amended by either a majority of the Stockholders, or by the unanimous Board. The GlobeTel By-Laws may be amended only by the action of a majority of the GlobeTel Board.

Appraisal Rights

   Nevada Law and Delaware Law each grant substantial appraisal rights to stockholders in corporations that neither trade on major exchanges or the NASDAQ National Market nor have 2,000 or more beneficial stockholders. For example, with respect to the Plan, the Stockholders are entitled to assert Appraisal Rights under NRS 92A.300 to 92A.500, inclusive. Neither the ADGI Articles nor the ADGI By-Laws makes any provision for appraisal rights, nor do the GlobeTel Certificate or the GlobeTel By-Laws.

Preferences and Other Securities

   Although Nevada Law permits the authorization of multiple classes or series of stock, the ADGI Articles authorize only a single class of stock: common stock par value $0.001 per share.

   Delaware Law permits, and the GlobeTel Certificate incorporates, what is commonly referred to a "blank check" preferred stock provision (in addition to common stock). This provision allows the GlobeTel Board to issue shares of preferred stock, in any number of series and for any consideration approved by the GlobeTel Board, each series having whatever rights, preferences, and other features the GlobeTel Board determines. GlobeTel preferred stock, if issued, may have terms superior to those of the GlobeTel Common. Delaware Law affords relatively wide discretion to boards of directors in designating such rights, preferences and features of "blank check" preferred stock.

Dividends and Distributions

   Each of Delaware Law and Nevada Law allows a board of directors to authorize a domestic corporation to make distributions or pay dividends to stockholders, unless otherwise provided in the articles of incorporation. Nevada Law bars such payments if they would cause (i) the corporation to be unable to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets to be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Delaware Law forbids the payment of dividends out of funds other than (i) the capital surplus of the corporation or (ii) the corporation's preceding year net profits.

   The ADGI Articles and the GlobeTel Certificate contain no provisions as to dividends and distributions.

Stockholder Inspection Rights

   Nevada Law entitles any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding or representing at least 5% of its outstanding shares, upon at least five days written demand, to inspect, in person or by an agent, during usual business hours, the stock ledger of the corporation and to make extracts therefrom. Persons who are stockholders of record and own or represent at least 15% of a corporation's issued and outstanding shares, or persons who have been authorized in writing by such stockholders, have the right, upon five days written demand, to inspect, in person or by an agent, during normal business hours, the books of account and financial records of the corporation, to make extracts therefrom and to conduct an audit of such records. These provisions do not apply to any corporation that is listed and traded on any recognized stock exchange, nor to any corporation that furnishes to its stockholders a detailed, annual financial statement. ADGI is listed and traded on the OTCBB, and is therefore not subject to such provisions.

   The relevant provision of Delaware Law is significantly broader and is not qualified by any holding period or minimum amount of stock held, nor is there any exclusion for listed or reporting corporations. Any request made by a record stockholder for a "proper purpose" must be granted within five days, or the requesting stockholder may apply to the Delaware Court of Chancery for an order of access to the books and records of the corporation.

   Neither the ADGI Articles nor the GlobeTel Certificate has any provision for stockholder inspections; the ADGI By-Laws and the GlobeTel By-Laws each provide for limited advanced inspection rights of the stockholder register in connection with the meetings of the stockholders. Stockholders should note that provisions of the GlobeTel By-Laws are amendable by a majority of the GlobeTel Board, whereas the ADGI By-Laws provisions require unanimity of the Board or consent of a majority of the Stockholders for their amendment.

CERTAIN EXTRAORDINARY TRANSACTIONS

   Nevada Law is generally held to require a merger, consolidation, or sale of substantially all the assets of a Nevada corporation to be adopted by the stockholders of such a corporation in the same manner, and with the same majority or super-majority vote, required under the articles of incorporation for an amendment to such articles. Because the ADGI Articles require unanimity for an amendment, alteration, change or repeal of any provision of the ADGI Articles, ADGI cannot, until and unless the Plan, the GlobeTel Common Stock Authorization and the GlobeTel Preferred Stock Authorization are approved and the Exchange is completed, engage in an extraordinary transaction that involves such an amendment, alteration, change or repeal without the consent of all the Stockholders.

   Delaware Law permits, by default, approval of such transactions by an absolute majority of shares entitled to vote. Although Delaware corporations may vary this threshold upward by adoption of a suitable provision in their certificate of incorporation, the GlobeTel Certificate makes no such variance.

                            THE MEETING AND VOTING

THE MEETING

   ADGI will hold the Meeting at 3768 Sarazen Court NE, Conover, NC on July 24, 2002, beginning at 10:00 a.m. local time. Record Stockholders are entitled to notice of and to vote at the Meeting. At the Meeting, Stockholders will be asked to consider and vote upon (i) the Plan, (ii) the GlobeTel Common Stock Authorization, (iii) GlobeTel Preferred Stock Authorization and (iv) such other business as may properly come before the Meeting.

REVOCATION OF PROXIES

   Any Stockholder giving a proxy may revoke it at any time prior to its exercise at the Meeting by giving notice of such revocation either personally or in writing to the Secretary of ADGI at ADGI's executive offices, by subsequently executing and delivering another proxy or by voting in person at the Meeting. Attendance at the Meeting will not, by itself, constitute revocation of a proxy.

VOTING

   Shares of ADGI Common represented by duly executed and unrevoked proxies on the enclosed form of proxy received by ADGI will be voted at the Meeting in accordance with the specifications made therein by the stockholders returning such proxies, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted FOR the Plan, FOR the GlobeTel Common Stock Authorization, FOR the GlobeTel Preferred Stock Authorization and in the discretion of the persons voting the respective proxies with respect to any other matter that may properly come before the meeting.

   ADGI's directors, executive officers and selected other employees may solicit proxies in person or by telephone or facsimile. None of them will be specially compensated for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners. ADGI has engaged the services of Georgeson Shareholder to assist in the solicitation of proxies. A toll-free number has been set up for shareholder questions at (866) 283-1867.

   Only Stockholders of record on the record date will be entitled to notice of and to vote at the Meeting. On the Record Date, there were 498,026,445 shares of ADGI Common outstanding. Because approval of each of the Meeting Agenda Items requires the affirmative vote of a majority of the outstanding shares of ADGI Common, any shares not voted, or abstaining from voting, on one or more of the Meeting Agenda Items would effectively be voted against such items.

   Members of ADGI's management, the Board, and certain Stockholders, who in the aggregate own approximately 8.26% of the total outstanding shares of ADGI Common, have indicated their intent to vote their shares in favor of all three Meeting Agenda Items, namely, the Plan, the GlobeTel Common Stock Authorization and the GlobeTel Preferred Stock Authorization.

VOTE REQUIRED; RECOMMENDATION

   Approval of each of the Meeting Agenda Items requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting, provided that a quorum is present in person or by proxy. Abstentions and broker non-votes will be included in determining the presence of a quorum, but are not counted as votes cast. Properly signed and dated proxies that do not indicate how they are to be voted on any Meeting Agenda Item will be voted FOR approval of that item.

   The Board believes the Plan is in the best interests of ADGI and the Stockholders and unanimously recommends that Stockholders vote FOR each of the Meeting Agenda Items. If all three Meeting Agenda Items are approved, GlobeTel will proceed with the Exchange. The Board believes that the Exchange will eliminate the uncertainty arising from the defect in authorization of most of the outstanding shares of ADGI Common, and will provide holders of ADGI Common increased value through access to a more established body of governing corporate law and through the perceived increased cachet of Delaware incorporation.

                       LEGAL OPINIONS AND OTHER MATTERS

LEGAL OPINIONS

   The Exchange will be passed upon, as to certain matters under the Code, by Katten Muchin Zavis Rosenman and, as to certain matters under Nevada Law, by Kummer Kaempfer Bonner & Renshaw.

OTHER MATTERS

   The Board is not aware of any other matters to be presented at the Meeting. If any other matters should properly come before the Meeting, the persons named in the proxy will vote the proxies according to their best judgment. No matters will be brought before the Meeting in connection with which disclosures (either in this Proxy Statement or in any duly prepared and filed disclosure statements and incorporated herein by reference) are required pursuant to Regulation 14A promulgated under the Exchange Act, if such disclosures have not been made herein or otherwise as required.

   Any questions or request for assistance may be directed to the Information Agent at the telephone number set forth below. Requests for additional proxy cards or copies of this Proxy Statement may be directed to ADGI and such additional materials will be provided promptly at ADGI's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the matters set forth herein.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   The documents listed below have been filed under the Exchange Act by ADGI (Commission File No. 0-23532) with the Commission and are incorporated herein by reference:

  .   The amended quarterly report on Form 10-QSB, filed on May 16, 2002.

  . The amended annual report on Form 10-KSB, filed April 18, 2002, for the calendar year 2001, delivered together with this Proxy Statement.

  . The annual report on Form 10-KSB, filed April 20, 2001, for the calendar year 2000.

  .   The current report on Form 8-K, filed January 10, 2001.

   All documents filed by ADGI under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Meeting shall be considered to be incorporated by reference into this Proxy Statement and to be part of it from and after the date any such document is filed.

   Any information contained in a document incorporated (or considered to be incorporated) by reference into this Proxy Statement shall be considered as modified or superseded to the extent that a statement in this Proxy Statement (or in any later-filed document also incorporated by reference) modifies or supersedes that information. Any modified or superseded information shall be considered as part of this Proxy Statement only in its modified or superseded form. All information appearing in this Proxy Statement is entirely qualified by the information and financial statements (including notes to financial statements) that appear in the documents incorporated by reference, modified or superseded as described in the immediately preceding statement.

THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED IN THIS PROXY STATEMENT OR DELIVERED WITH IT. COPIES OF ANY DOCUMENTS RELATING TO ADGI (EXCLUDING EXHIBITS TO THOSE DOCUMENTS THAT ARE NOT SPECIFICALLY INCORPORATED INTO THOSE DOCUMENTS BY REFERENCE) WILL BE SENT WITHOUT CHARGE BY FIRST CLASS MAIL TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED WITHIN ONE BUSINESS DAY OF RECEIPT OF A WRITTEN OR ORAL REQUEST TO 3768 SARAZEN COURT, NE, CONOVER, NC 28613 (TELEPHONE: (828) 459-0916). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BEFORE JULY 10, 2002.

                    ANNEX A: AGREEMENT AND PLAN OF EXCHANGE

   THIS AGREEMENT AND PLAN OF EXCHANGE (the "Plan"), by and between American Diversified Group, Inc., a Nevada corporation ("ADGI"), and GlobeTel Communications Corp. ("GlobeTel") is entered into and proposed to the stockholders of ADGI, pursuant to Section 92A.190 of the Nevada Revised Statutes, as of the 31st day of May, 2002.

1. Description of the Exchange. If the Plan is approved by ADGI stockholders at the Special Meeting called as contemplated by Section 3 of the Plan, and is not terminated as provided below, each share of ADGI's common stock, par value $0.001 per share (the "ADGI Stock"), shall automatically and without further action by ADGI stockholders become exchangeable for one newly-issued share of GlobeTel's common stock, par value $0.0001 per share (the "GlobeTel Stock"). Any stockholder wishing to dissent from the Plan will be entitled to statutory appraisal rights under Nevada law as described in Paragraph 4 of this Plan.

2. Prior Approvals. Each of ADGI and GlobeTel hereby represents and warrants that this Plan has been duly approved by its respective Board of Directors prior to its execution and delivery.

3. ADGI Adoption of the Plan. The Plan shall be submitted to a special meeting of the holders of the ADGI Stock (the "Special Meeting"). ADGI shall cause the Special Meeting to be held as soon as practicable, allowing for the preparation and distribution of a proxy statement, and the return of proxies, in compliance with applicable rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Plan will have been adopted if a majority of the then-outstanding shares of ADGI Stock are voted in favor of it, and in favor of the authorization of the issuance by GlobeTel of 1,500,000,000 shares of GlobeTel Stock and of 10,000,000 shares of Preferred Stock, in person or by proxy, at the Special Meeting.

4. Rights of Dissenting Stockholders. Any stockholder of ADGI may object to the Plan and demand payment for the fair value of his, her or its shares by following the procedures set forth in Sections 92A.300 through 92A.500 of the Nevada Revised Statutes.

5. After Adoption. After the Plan is adopted, if the number of shares of ADGI Stock as to which Appraisal Rights have been demanded exceeds 1,000,000, ADGI may determine in its sole discretion to abandon the Plan, provided such determination is made not later than 5 p.m. Eastern Daylight Time on the third day after the date of the Special Meeting. If ADGI determines to abandon the Plan, the Plan shall be terminated and the Exchange shall not occur, otherwise ADGI shall determine the date and procedures for the surrender and exchange of certificates representing shares of ADGI Stock.

6. Termination. In addition to termination by ADGI as provided in paragraph 5 of this Plan, the Plan may be terminated, and the Exchange shall not thereafter occur, by mutual agreement of the Boards of Directors of each of GlobeTel and ADGI at any time, whether before or after adoption of the Plan at the Special Meeting.

7. Conditions Precedent to the Exchange. The consummation of the exchange upon its scheduled date is conditioned upon receiving all consents and approvals required by law, and receipt by ADGI of opinions of counsel that the exchange is valid and enforceable under Nevada law and that the exchange will be tax-free to ADGI, GlobeTel, and all stockholders other than dissenting stockholders, under the Internal Revenue Code of 1986, as amended.

8. Surrender and Exchange of Stock Certificates. From and after the date determined by ADGI in accordance with Paragraph 5 of this Plan, all conditions precedent having been satisfied, each certificate representing shares of ADGI Stock as to which no Appraisal Rights have been exercised shall be exchangeable, upon its surrender to GlobeTel, for one or more certificates representing in the aggregate a like number of shares of GlobeTel Stock, and each share of ADGI Stock as to which Appraisal Rights have been exercised shall be cancelled and its fair value paid by ADGI to the holder thereof. No tender or acceptance of tender, nor any surrender, exchange, or reissue of certificates representing shares of stock owned (other than by dissenting stockholders as permitted or required by Nevada law), shall be required to give effect to the Exchange. All certificates held by or on behalf of non-dissenting stockholders evidencing ownership of ADGI Stock shall thereafter until surrendered to GlobeTel evidence ownership of the same number of shares of GlobeTel Stock.

9. Merger Following Exchange. As soon as practicable after the Exchange has occurred, GlobeTel, as sole stockholder of ADGI, will cause ADGI to be merged with and into GlobeTel, with GlobeTel being the corporation surviving the merger. Shares of GlobeTel capital stock owned by ADGI shall be cancelled in the merger.

10. Expenses of Transaction. ADGI shall bear the expenses of the Plan and the Exchange, and shall be responsible for all payments to dissenting holders of ADGI Stock.

11. Outstanding Stock of GlobeTel. Upon the consummation of the Exchange, the shares of the GlobeTel Stock presently issued and outstanding in the name of ADGI shall be canceled and retired and resume the status of authorized and unissued shares of GlobeTel Stock, such that the shares of GlobeTel Stock issued as part of the Exchange shall represent all of the issued and outstanding shares of GlobeTel Stock.

12. Waiver and Amendment. At any time after the approval and adoption of this Plan by the stockholders of ADGI and prior to the consummation of the Exchange, this Plan may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of ADGI and GlobeTel to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Plan without action by the respective stockholders of the parties, except that any amendments to Paragraph 8 or any amendments altering any terms of this Plan, if such alteration would adversely affect ADGI stockholders, must be approved by the holders of a majority of ADGI Stock.

IN WITNESS WHEREOF, ADGI and GlobeTel have caused this Agreement and Plan of Exchange to be signed by their duly authorized officers on the day and year first above written.

                                              AMERICAN DIVERSIFIED GROUP, INC.

                                              By:    /s/  JERROLD R. HINTON
                                                  -----------------------------
                                                    Printed Name: Jerrold R.
                                                             Hinton
                                                         Its: President

                                              GLOBETEL COMMUNICATIONS CORP.

                                              By:     /s/  ROBINSON MARKEL
                                                  -----------------------------
                                                  Printed Name: Robinson Markel
                                                         Its: Secretary

                   ANNEX B: NEVADA APPRAISAL RIGHTS STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

   (Added to NRS by 1995, 2086)

   NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

   (Added to NRS by 1995, 2087)

   NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

   (Added to NRS by 1995, 2087)

   NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

   (Added to NRS by 1995, 2087; A 1999, 1631)

   NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

   (Added to NRS by 1995, 2087)

   NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

   (Added to NRS by 1995, 2087)

   NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

   (Added to NRS by 1995, 2087)

   NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

   (Added to NRS by 1995, 2087)

   NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

   (Added to NRS by 1995, 2087)

   NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

   (Added to NRS by 1995, 2088)

   NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

   (Added to NRS by 1995, 2088)

   NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

   1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

   2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

   (Added to NRS by 1995, 2088)

   NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

   1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

   (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

      (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

      (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

   (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

   (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

   2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

   (Added to NRS by 1995, 2087; A 2001, 1414, 3199)

   NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

   1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

   (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

   (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

      (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

          (I) The surviving or acquiring entity; or

          (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

      (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

   2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

   (Added to NRS by 1995, 2088)

   NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

   1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

   2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

   (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

   (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

   (Added to NRS by 1995, 2089)

   NRS 92A.410 Notification of stockholders regarding right of dissent.

   1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

   2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

   (Added to NRS by 1995, 2089; A 1997, 730)

   NRS 92A.420 Prerequisites to demand for payment for shares.

   1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

   (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

   (b) Must not vote his shares in favor of the proposed action.

   2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

   (Added to NRS by 1995, 2089; 1999, 1631)

   NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

   1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

   2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

   (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

   (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

   (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

   (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

   (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

   (Added to NRS by 1995, 2089)

   NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

   1. A stockholder to whom a dissenter's notice is sent must:

   (a) Demand payment;

   (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

   (c) Deposit his certificates, if any, in accordance with the terms of the notice.

   2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

   3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

   (Added to NRS by 1995, 2090; A 1997, 730)

   NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

   1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

   2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

   (Added to NRS by 1995, 2090)

   NRS 92A.460 Payment for shares: General requirements.

   1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

   (a) Of the county where the corporation's registered office is located; or

   (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

   2. The payment must be accompanied by:

   (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

   (b) A statement of the subject corporation's estimate of the fair value of the shares;

   (c) An explanation of how the interest was calculated;

   (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

   (e) A copy of NRS 92A.300 to 92A.500, inclusive.

   (Added to NRS by 1995, 2090)

   NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

   1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

   2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

   (Added to NRS by 1995, 2091)

   NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

   1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

   2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

   (Added to NRS by 1995, 2091)

   NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

   1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

   2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

   3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

   4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

   5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

   (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

   (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

   (Added to NRS by 1995, 2091)

   NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

   1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

   2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

   (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

   3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

   4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

   5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

   (Added to NRS by 1995, 2092)

                        AMERICAN DIVERSIFIED GROUP, INC.

                                      PROXY

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                            WEDNESDAY, JULY 24, 2002

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JERROLD HINTON and THOMAS CRAFT, JR., and each of them, as Proxy, each with full power of substitution, to vote all stock of AMERICAN DIVERSIFIED GROUP, INC. ("ADGI") at the Special Meeting of Stockholders of AMERICAN DIVERSIFIED GROUP, INC., to be held at 3768 Sarazen Court NE, Conover, NC on July 24, 2002, beginning at 10:00 a.m. and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted FOR approval of the Reincorporation of ADGI as a Delaware corporation by means of the Exchange of all outstanding shares of ADGI for shares of its wholly-owned subsidiary GlobeTel Communications Corp.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

(See Reverse side)

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INDICATED BELOW:

(1) Proposal to approve the Plan and Agreement of Exchange for the Reincorporation of ADGI as a Delaware corporation by means of the Exchange of all outstanding shares of ADGI for shares of its wholly-owned subsidiary GlobeTel Communications Corp. ("Globetel").

                [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

(2) Proposal to approve the authorization for issuance by GlobeTel of up to 1,500,000,000 shares of Common Stock, par value $0.00001 per share.

                [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

(3) Proposal to approve the authorization for issuance by GlobeTel of up to 10,000,000 shares of Preferred Stock, par value $0.001 per share.

                [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

IMPORTANT NOTE: The Plan will be abandoned, and the Reincorporation will not take place, unless each of the above three proposals is approved at the Meeting by vote of a majority of the outstanding shares of ADGI Common Stock.

(4) In their discretion, upon such other matters as may properly come before the meeting.

UNLESS AUTHORITY TO VOTE THEREFORE IS WITHHELD IN THIS PROXY CARD, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE AFOREMENTIONED PROXIES.

Signature                       Signature                        Date
--------------------------------------------------------------------------------

Please sign exactly as your name appears on this proxy card. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If a corporation, please sign the full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the shares are held in joint name, all joint owners should sign.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR A SPECIAL MEETING - JULY 24, 2002. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                                       FP-2